Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

CNH Industrial Capital America LLC CNH Capital Receivables LLC 6900 Veterans Boulevard Burr Ridge, Illinois 60527	7 April 2023

Re:	CNH Equipment Trust 2023-A (the “Issuing Entity”) Asset Backed Notes (the “Notes”) Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by CNH Industrial Capital America LLC (the “Sponsor”), CNH Capital Receivables LLC (the “Depositor”), Citigroup Global Markets Inc. (“Citigroup”), BNP Paribas Securities Corp. (“BNP Paribas”), J.P. Morgan Securities LLC (“J.P. Morgan”) and SG Americas Securities, LLC (“Societe Generale,” together with the Sponsor, Depositor, Citigroup, BNP Paribas and J.P. Morgan, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of fixed rate retail installment sale contracts and retail installment loans secured by new or used agricultural or construction equipment (the “Receivables”) relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with, or instructed us to obtain, as applicable:

a.	Electronic data files:
i.	Labeled “CNHET2023-A Virtual Contract Summary 20230228.xlsx” and the corresponding record layout and decode information, as applicable (the “Initial Preliminary Collateral Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to a pool of fixed rate retail installment sale contracts and retail installment loans secured by new or used agricultural or construction equipment (the “Preliminary Cutoff Date Receivables”) as of 28 February 2023 (the “Preliminary Cutoff Date”),
ii.	Labeled “CNHET2023-A Virtual CashFlowsGPV 20230228.xlsx” and the corresponding record layout and decode information, as applicable (the “Initial Preliminary Payment Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the past and future scheduled payments for the Preliminary Cutoff Date Receivables as of the Preliminary Cutoff Date,
iii.	Labeled “CNHET2023-A Virtual Receivables Listing.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Receivables Schedule”), that the Sponsor, on behalf of the Depositor, indicated contains a list of contract identification numbers (each, a “Receivable ID”) corresponding to certain Preliminary Cutoff Date Receivables (the “Preliminary Receivables”) that are expected to be representative of the Receivables,
iv.	Labeled “CNHET2023-A Virtual Contract Summary 20230228b.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Collateral Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the Preliminary Cutoff Date Receivables as of the Preliminary Cutoff Date,
v.	Labeled “CNHET2023-A Virtual CashFlowsGPV 20230228c.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Payment Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the past and future scheduled payments for the Preliminary Cutoff Date Receivables as of the Preliminary Cutoff Date,
vi.	Labeled “CNHET2023-A Contract Summary.v2 20230331.xlsx” and the corresponding record layout and decode information, as applicable (the “Collateral Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the Receivables as of 31 March 2023 (the “Cutoff Date”) and
vii.	Labeled “CNHET2023-A CashFlowsGPV 20230331.xlsx” and the corresponding record layout and decode information, as applicable (the “Payment Data File,” together with the Initial Preliminary Collateral Data File, Initial Preliminary Payment Data File, Preliminary Receivables Schedule, Preliminary Collateral Data File, Preliminary Payment Data File and Collateral Data File, the “Provided Data Files”), that the Sponsor, on behalf of the Depositor, indicated contains information relating to the past and future scheduled payments for the Receivables as of the Cutoff Date,

b.	Imaged copies of:
i.	The fixed rate retail installment sale contract and security agreement, note and security agreement, multiple unit addendum, default manager activity log address change screen shots, default manager activity log maturity date change screen shots or other related documents (collectively and as applicable, the “Contract”),
ii.	Certain payment schedule screen shots from the Sponsor’s servicing system (the “Payment Schedule Screen Shots”) that the Sponsor, on behalf of the Depositor, indicated contain certain information relating to the payment schedule that supersedes the corresponding information contained in the Contract, as applicable,
iii.	A completed credit application and corresponding applicant name and address verification form (collectively and as applicable, the “Credit Application”), as applicable,
iv.	Certain credit scoring and decision screen shots from the Sponsor’s servicing system (the “Credit Score System Screen Shots”), as applicable,
v.	Certain customer score screen shots from the Sponsor’s underwriting system (the “Customer Score System Screen Shots”), as applicable, and
vi.	The uniform commercial code filing, confirmed record or acknowledgement of filing (collectively and as applicable, the “UCC Filing,” together with the Contract, Payment Schedule Screen Shots, Credit Application, Credit Score System Screen Shots and Customer Score System Screen Shots, the “Source Documents”)

that the Sponsor, on behalf of the Depositor, indicated relate to each Sample Receivable (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File and Data File (both as defined in Attachment A), which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Preliminary Data File and Data File is collectively the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing, recalculating or observing, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Provided Data Files, Initial Preliminary Cutoff Date Data File, Initial Preliminary Data File, Preliminary Cutoff Date Data File (all as defined in Attachment A), Source Documents or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Cutoff Date Receivables, Preliminary Receivables or Receivables, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Receivables,
iii.	Whether the originator(s) of the Receivables complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

7 April 2023

Attachment A Page 1 of 2

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we combined the information on the Initial Preliminary Collateral Data File and Initial Preliminary Payment Data File. The Initial Preliminary Collateral Data File and Initial Preliminary Payment Data File, as combined, are hereinafter referred to as the “Initial Preliminary Cutoff Date Data File.”

2.	As instructed by the Sponsor, on behalf of the Depositor, we deleted the Preliminary Cutoff Date Receivables from the Initial Preliminary Cutoff Date Data File that were not Preliminary Receivables, as shown on the Preliminary Receivables Schedule. The Initial Preliminary Cutoff Date Data File, as adjusted, is hereinafter referred to as the “Initial Preliminary Data File.”

3.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 100 Preliminary Receivables from the Initial Preliminary Data File (the “Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Initial Preliminary Data File.

For the purpose of the procedures described in this report, the 100 Sample Receivables are referred to as Sample Receivable Numbers 1 through 100.

4.	As instructed by the Sponsor, on behalf of the Depositor, we combined the information on the Preliminary Collateral Data File and Preliminary Payment Data File. The Preliminary Collateral Data File and Preliminary Payment Data File, as combined, are hereinafter referred to as the “Preliminary Cutoff Date Data File.”

5.	As instructed by the Sponsor, on behalf of the Depositor, we deleted the Preliminary Cutoff Date Receivables from the Preliminary Cutoff Date Data File that were not Preliminary Receivables, as shown on the Preliminary Receivables Schedule. The Preliminary Cutoff Date Data File, as adjusted, is hereinafter referred to as the “Preliminary Data File.”

6.	For each Sample Receivable, we compared the Receivable ID, as shown on the Initial Preliminary Data File, to the corresponding Receivable ID, as shown on the Preliminary Data File, and noted that all of the Sample Receivables included on the Initial Preliminary Data File were included on the Preliminary Data File.

7.	For each Sample Receivable, we:

a.	Compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

Attachment A Page 2 of 2

7. (continued)

b.	Observed the existence of one of the following:
i.	A completed Credit Application,
ii.	A credit score in the Credit Score System Screen Shots or
iii.	A customer score in the Customer Score System Screen Shots.

We performed no procedures to determine if a credit review was performed or to determine the accuracy, completeness, reasonableness or source of any credit score or customer score information contained in the Credit Application, Credit Score System Screen Shots or Customer Score System Screen Shots, as applicable.

c.	Observed evidence of a UCC Filing, which was made to secure the Sponsor’s interest in the equipment that is shown in the Contract. We performed no procedures to determine the enforcement or standing of such UCC Filing.

8.	As instructed by the Sponsor, on behalf of the Depositor, we combined the information on the Collateral Data File and Payment Data File. The Collateral Data File and Payment Data File, as combined, are hereinafter referred to as the “Data File.”

9.	For each fixed rate retail installment sale contract and retail installment loan on the Preliminary Data File and Data File, we compared the Receivable ID, as shown on the Preliminary Data File, to the corresponding Receivable ID, as shown on the Data File, and noted that:
a.	1,611 of the Receivables included on the Data File were not included on the Preliminary Data File,
b.	612 of the Preliminary Receivables included on the Preliminary Data File were not included on the Data File (the “Removed Preliminary Receivables”) and
c.	Six of the Removed Preliminary Receivables were Sample Receivables (the “Removed Sample Receivables”).

The Removed Sample Receivables are Sample Receivable Numbers 1, 4, 34, 52, 60 and 88. The Sponsor, on behalf of the Depositor, instructed us not to perform any further procedures on the Removed Sample Receivables.

10.	For the 94 Sample Receivables included on the Data File, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A (except for the payment schedule Sample Characteristic, which the Sponsor, on behalf of the Depositor, instructed us not to compare due to the passage of time between the Preliminary Cutoff Date and Cutoff Date), all as shown on the Preliminary Data File, to the corresponding information, as shown on the Data File. All such compared information was found to be in agreement.

Exhibit 1 to Attachment A Page 1 of 3

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)
Receivable ID	Contract Id	Contract	i.
Contract APR	Rateafterwaiver	Contract
Customer billing state	CustomerState	Contract
Collateral type (agricultural/construction/other)	Usage	Contract	ii.
Interest start date	InterestStartDate	Contract
Origination date	ContractStartDate	Contract
Equipment type (new/used)	EquipmentNew Used	Contract	iii.
Original principal	AmountFinanced	Contract
Payment schedule	<not applicable>	(a) Contract, (b) Payment Schedule Screen Shots or (c) Contract and Payment Schedule Screen Shots	iv., v.
Maturity date	ContractMaturityDate	(a) Contract or (b) Contract and recalculation	vi.
Original term	MonthToMaturityOriginal	Contract and recalculation	vii.

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the collateral type (agricultural/construction/other) Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to note agreement if the collateral type (agricultural/construction/other) value, as shown on the Preliminary Data File, agreed with the collateral type (agricultural/construction/other), as shown in the Contract, in accordance with the decode table shown below, as applicable:

Preliminary Data File Value	Contract Value
A	Agricultural use
I	Business use or commercial/business use

Exhibit 1 to Attachment A Page 2 of 3

Notes: (continued)

iii.	For the purpose of comparing the equipment type (new/used) Sample Characteristic for each Sample Receivable that is secured by more than one piece of equipment, as shown in the Contract, the Sponsor, on behalf of the Depositor, instructed us to use the first piece of equipment listed in the Contract. We performed no procedures to reconcile any differences that may exist relating to any information contained in the Contract.

iv.	For the purpose of comparing the payment schedule Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to:
(a)	Only compare payments scheduled after the Preliminary Cutoff Date and
(b)	Ignore differences of +/- 5% or less (expressed as a percentage of the payment amount, as shown in the Payment Schedule Screen Shots and/or Contract, as applicable (and in accordance with any other applicable note(s)), for any individual payment.

v.	For the purpose of comparing the payment schedule Sample Characteristic for each Sample Receivable (except for Sample Receivable Numbers 1, 3, 10, 16, 17, 24, 26, 41, 43, 47, 55, 77, 82, 84, 88 and 89), the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document (and in accordance with any other applicable note(s)).

For the purpose of comparing the payment schedule Sample Characteristic for Sample Receivable Numbers 1, 3, 10, 16, 17, 24, 26, 41, 43, 47, 55, 77, 82, 84, 88 and 89, the Sponsor, on behalf of the Depositor, instructed us to use information shown in the Contract and/or Payment Schedule Screen Shots, as applicable (and in accordance with any other applicable note(s)).

vi.	For the purpose of comparing the maturity date Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to use the Contract as the Source Document. If the maturity date was not specifically stated in the Contract, the Sponsor, on behalf of the Depositor, instructed us to recalculate the maturity date by:
(a)	Subtracting 1 from the number of payments or the number of payments in the final payment installment, as applicable,
(b)	Multiplying the value calculated in (a) by the period of payments and
(c)	Adding the number of months represented by the result of (b) to the beginning payment date, all as shown in the Contract.

Exhibit 1 to Attachment A Page 3 of 3

Notes: (continued)

vii.	For the purpose of comparing the original term Sample Characteristic for each Sample Receivable, the Sponsor, on behalf of the Depositor, instructed us to recalculate the original term by:
(a)	Calculating the number of days from the maturity date, as shown in the Contract (and in accordance with any other applicable note(s)), to the origination date, as shown in the Contract, including both the maturity date and origination date as days within this period,
(b)	Dividing the value calculated in (a) by 30.4375 and
(c)	Rounding the value calculated in (b) to the nearest integer.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.